====================================================================================================================================
REGIONAL TRENDS - Westchester County, New York
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
        Population                                                      Estimate        Projected       CAGR       CAGR        CAGR
        Statistics                      1980              1990              1995             2000    1980-90    1990-95     1995-00
====================================================================================================================================
Westchester County                   866,970           875,240           888,980          889,110        0.1%       0.3%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
New York PMSA                     18,844,240        19,470,450        19,725,410       19,827,660        0.3%       0.3%        0.1%
------------------------------------------------------------------------------------------------------------------------------------
State of New York                 17,566,360        18,002,250        18,195,720       18,314,750        0.2%       0.2%        0.1%
------------------------------------------------------------------------------------------------------------------------------------
Mideast U.S. (000)                42,273,940        43,708,420        44,562,580       45,300,490        0.3%       0.4%        0.3%
------------------------------------------------------------------------------------------------------------------------------------
United States (000)                  227,226           249,401           262,791          274,758        0.9%       1.1%        0.9%
====================================================================================================================================
Source: Woods & Poole Economics, Inc.
====================================================================================================================================

====================================================================================================================================
        Household                                                      Estimate        Projected        CAGR       CAGR        CAGR
        Statistics                     1980              1990              1995             2000     1980-90    1990-95     1995-00
====================================================================================================================================
Westchester County                   309,450           320,190           323,900          324,230        0.3%       0.2%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
New York PMSA                      6,803,330         7,130,120         7,189,050        7,235,660        0.5%       0.2%        0.1%
------------------------------------------------------------------------------------------------------------------------------------
State of New York                  6,377,390         6,644,080         6,684,660        6,730,850        0.4%       0.1%        0.1%
------------------------------------------------------------------------------------------------------------------------------------
Mideast US (000)                  15,120,130        16,195,990        16,471,580       16,775,980        0.7%       0.3%        0.4%
------------------------------------------------------------------------------------------------------------------------------------
United States (000)                   80,834            92,210            96,968          101,726        1.3%       1.0%        1.0%
====================================================================================================================================
Source: Woods & Poole Economics, Inc.
====================================================================================================================================

====================================================================================================================================
        Per Capita                                                     Estimate        Projected        CAGR       CAGR        CAGR
          Income                       1980              1990              1995             2000     1980-90    1990-95     1995-00
====================================================================================================================================
Westchester County                   $15,247           $32,390           $37,850          $46,914        7.8%       3.2%        4.4%
------------------------------------------------------------------------------------------------------------------------------------
New York PMSA                        $11,982           $25,230           $29,651          $37,016        7.7%       3.3%        4.5%
------------------------------------------------------------------------------------------------------------------------------------
State of New York                    $10,906           $22,321           $26,189          $32,478        7.4%       3.2%        4.4%
------------------------------------------------------------------------------------------------------------------------------------
Mideast U.S. (000)                   $10,768           $21,682           $25,825          $32,240        7.2%       3.6%        4.5%
------------------------------------------------------------------------------------------------------------------------------------
United States (000)                   $9,942           $18,666           $22,487          $28,133        6.5%       3.8%        4.6%
====================================================================================================================================
Source: Woods & Poole Economics, Inc.
====================================================================================================================================

====================================================================================================================================
        Employment Statistics                                          Estimate        Projected        CAGR       CAGR        CAGR
         Westchester County            1980              1990              1995             2000     1980-90    1990-95     1995-00
====================================================================================================================================
Total Employment                     442,380           504,470           476,680          471,930        1.3%      -1.1%       -0.2%
------------------------------------------------------------------------------------------------------------------------------------
  Farm/Agr. Services                   4,460             4,850             4,880            4,890        0.8%       0.1%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
Total Non-Farm Emp.                  437,920           499,620           471,800          467,040        1.3%      -1.1%       -0.2%
------------------------------------------------------------------------------------------------------------------------------------
  Mining & Const.                     20,210            28,730            23,040           23,030        3.6%      -4.3%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
  Manufacturing                       76,650            57,110            44,510           41,380       -2.9%      -4.9%       -1.4%
------------------------------------------------------------------------------------------------------------------------------------
  T.C.P.U.                            21,480            22,980            22,850           22,810        0.7%      -0.1%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
  Whlse/Retail Trade                  95,730            99,350            91,720           87,610        0.4%      -1.6%       -0.9%
------------------------------------------------------------------------------------------------------------------------------------
  F.I.R.E.                            37,390            52,820            47,880           49,110        3.5%      -1.9%        0.5%
------------------------------------------------------------------------------------------------------------------------------------
  Services                           130,670           179,410           184,660          186,420        3.2%       0.6%        0.2%
------------------------------------------------------------------------------------------------------------------------------------
  Government                          55,790            59,220            57,140           56,680        0.6%      -0.7%       -0.2%
====================================================================================================================================
Source: Woods & Poole Economics, Inc.
====================================================================================================================================

====================================================================================================================================
        Retail Sales                                                                                    CAGR       CAGR       CAGR
           Trends                       1985              1990             1993             1994     1985-94    1990-94    1993-94
====================================================================================================================================
City of White Plains ($000)        $1,018,960        $1,156,531       $1,223,216       $1,011,257       -0.1%      -3.3%      -17.3%
------------------------------------------------------------------------------------------------------------------------------------
Westchester County ($000)          $6,477,942        $8,042,013       $8,405,537       $8,457,444        3.0%       1.3%       10.6%
------------------------------------------------------------------------------------------------------------------------------------
New York MSA ($Mil)                   $41,390           $49,319          $49,589          $50,735        2.3%       0.7%        2.3%
------------------------------------------------------------------------------------------------------------------------------------
State of New York ($Mil)              $95,807          $124,479         $127,516         $134,422        3.8%       1.9%       5.4%
------------------------------------------------------------------------------------------------------------------------------------
United States ($Mil)               $1,395,243        $1,807,183       $2,079,201       $2,241,319        5.4%       5.5%       7.8%
====================================================================================================================================

Source:  Sales & Marketing Management "Survey of Buying Power"
====================================================================================================================================

==============================================================================================================

GROWTH PROJECTIONS - Westchester County, New York
Cushman & Wakefield, Inc.

--------------------------------------------------------------------------------------------------------------

==============================================================================================================
        Population                                   Estimate         Projected             CAGR        CAGR
        Statistics                     1990              1995              2000          1990-95     1995-00
==============================================================================================================
Woods & Poole Economics              875,240           888,980           889,110             0.3%        0.0%
--------------------------------------------------------------------------------------------------------------
Department of Planning               874,866           888,000           891,000             0.3%        0.1%
--------------------------------------------------------------------------------------------------------------
Demographics USA                     875,152           890,287           901,100             0.3%        0.2%
--------------------------------------------------------------------------------------------------------------
CACI Marketing Systems               874,866           891,878           908,079             0.4%        0.4%
==============================================================================================================
Consensus Forecast:                                                                                      0.2%
==============================================================================================================

==============================================================================================================
        Household                                    Estimate         Projected             CAGR        CAGR
        Statistics                     1990              1995              2000          1990-95     1995-00
==============================================================================================================
Woods & Poole Economics              320,190           323,900           324,230             0.2%        0.0%
--------------------------------------------------------------------------------------------------------------
Department of Planning               331,389           336,364           342,692             0.3%        0.4%
--------------------------------------------------------------------------------------------------------------
Demographics USA                           0           323,573           328,500          #DIV/O!        0.3%
--------------------------------------------------------------------------------------------------------------
CACI Marketing Systems               320,030           326,788           332,992             0.4%        0.4%
==============================================================================================================
Consensus Forecast:                                                                                      0.3%
==============================================================================================================

==============================================================================================================
        Per Capita                                   Estimate         Projected             CAGR        CAGR
        Income                         1990              1995              2000          1990-95     1995-00
==============================================================================================================
Woods & Poole Economics              $32,390           $37,850           $46,914             3.2%        4.4%
==============================================================================================================
Consensus Forecast:                                                                                      4.4%
==============================================================================================================

==============================================================================================================
           Average Household                         Estimate         Projected             CAGR        CAGR
        Effective Buying Income        1990              1995              2000          1990-95     1995-00
==============================================================================================================
Demographics USA                          $0           $79,130           $93,492           #DIV/0!       3.4%
==============================================================================================================
Consensus Forecast:                                                                                      3.4%
==============================================================================================================

==============================================================================================================
           Retail Sales                              Estimate         Projected             CAGR        CAGR
        Westchester County             1990              1995              2000          1990-95     1995-00
==============================================================================================================
Demographics USA                  $8,402,013        $8,457,444        $9,365,793             0.1%        2.1%
==============================================================================================================
Consensus Forecast:                                                                                      2.1%
==============================================================================================================

==============================================================================================================
         Non-Agricultural                            Estimate         Projected             CAGR        CAGR
        Employment Growth              1990              1995              2000          1990-95     1995-00
==============================================================================================================
Woods & Poole Economics              499,620           471,800           467,040            -1.1%       -0.2%
==============================================================================================================
Consensus Forecast:                                                                                     -0.2%
==============================================================================================================

==============================================================================================================

                                [GRAPHIC OMITTED]

                                   [Area Map]

                                    CITY OF
                                  WHITE PLAINS

====================================================================================================================================

DEMOGRAPHIC STATISTICS
Galleria at White Plains (New York)
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                     Primary        Secondary        Effective       Westchester         New York          State of
                                  Trade Area       Trade Area       Trade Area            County             PMSA          New York
====================================================================================================================================
POPULATION STATISTICS
         1980                        381,329          307,712          691,774           866,599        8,274,963        17,558,076
         1990                        375,292          306,153          683,960           874,866        8,546,846        17,990,456
         1996                        383,221          312,445          698,228           898,586        8,651,668        18,293,436
         2001                        390,295          318,529          711,397           915,143        8,764,405        18,493,734

Compound Annual Change
         1980 - 1990                  -0.16%           -0.05%           -0.11%             0.09%            0.32%             0.24%
         1990 - 1996                   0.35%            0.34%            0.34%             0.45%            0.20%             0.28%
         1996 - 2001                   0.37%            0.39%            0.37%             0.37%            0.26%             0.22%
------------------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD STATISTICS
         1980                        138,623          111,895          251,545           307,450        3,198,254         6,340,431
         1990                        138,748          114,153          253,905           320,030        3,252,399         6,639,322
         1996                        145,604          120,269          266,922           338,365        3,353,426         6,885,111
         2001                        150,725          124,833          276,641           351,924        3,438,141         7,041,230

Compound Annual Change
         1980 - 1990                   0.01%            0.20%            0.09%             0.40%            0.17%             0.46%
         1990 - 1996                   0.81%            0.87%            0.84%             0.93%            0.51%             0.61%
         1996 - 2001                   0.69%            0.75%            0.72%             0.79%            0.50%             0.45%
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE HOUSEHOLD INCOME
         1980                        $29,548          $26,517          $28,210           $29,619          $19,624           $20,527
         1990                        $72,322          $58,145          $65,917           $69,264          $45,159           $44,121
         1996                        $90,118          $80,457          $85,779           $88,846          $59,659           $57,348
         2001                       $126,136         $115,359         $121,286          $124,652          $85,608           $79,593

Compound Annual Change
         1980 - 1990                   9.36%            8.17%            8.86%             8.87%            8.69%             7.95%
         1990 - 1996                   3.73%            5.56%            4.49%             4.24%            4.75%             4.47%
         1996 - 2001                   6.96%            7.47%            7.17%             7.01%            7.49%             6.78%
------------------------------------------------------------------------------------------------------------------------------------

PER CAPITA INCOME STATISTICS
         1980                        $10,742           $9,642          $10,258           $10,603           $7,672            $7,498
         1990                        $26,885          $22,101          $24,742           $25,584          $17,396           $16,501
         1996                        $35,057          $31,949          $33,678           $34,413          $23,634           $22,082
         2001                        $49,853          $46,590          $48,409           $49,270          $34,398           $31,036

Compound Annual Change
         1980 - 1990                   9.61%            8.65%            9.20%             9.21%            8.53%             8.21%
         1990 - 1996                   4.52%            6.33%            5.27%             5.07%            5.24%             4.98%
         1996 - 2001                   7.30%            7.84%            7.53%             7.44%            7.80%             7.04%
------------------------------------------------------------------------------------------------------------------------------------

SOURCE:    Equifax National Decision Systems
====================================================================================================================================

===================================================================================================================================

ANNUAL CASH FLOW REPORT
Galleria at White Plains (White Plains, NY)
Cushman & Wakefield, Inc.            1997           1998           1999           2000           2001           2002           2003

===================================================================================================================================
OPERATING INCOME
   MINIMUM RENT
   Mall Shop Tenants           $8,002,308     $9,072,560     $9,694,412    $10,130,846    $10,174,260    $10,443,418    $10,556,344
   Food Court Tenants            $705,807       $772,793       $786,819       $814,881       $875,950       $970,146     $1,008,129
   Kiosk Tenants                 $347,271       $355,000       $366,875       $354,254       $380,932       $383,205       $397,430
   Anchor Tenants                 $70,000        $70,000        $70,000        $70,000        $70,000        $70,000        $70,000
   --------------                 -------        -------        -------        -------        -------        -------        -------
   Subtotal:                   $9,125,386    $10,270,353    $10,918,106    $11,369,981    $11,501,142    $11,866,769    $12,031,903

   RECOVERIES
   CAM-Mall Shops              $3,338,600     $3,619,729     $3,594,247     $3,661,568     $3,728,592     $3,904,222     $4,005,158
   CAM-Anchor Tenants            $229,433       $224,581       $352,442       $417,030       $432,453       $461,458       $475,817
   TAX-Mall Shops              $2,332,987     $2,581,200     $2,749,027     $2,922,281     $3,000,863     $3,163,537     $3,265,447
   UTL-Utility Income          $1,311,929     $1,411,289     $1,436,961     $1,474,701     $1,464,643     $1,492,510     $1,491,490
   Fct-Food Court                $328,741       $381,575       $382,148       $402,102       $418,126       $464,027       $478,556
   --------------                --------       --------       --------       --------       --------       --------       --------
   Subtotal:                   $7,541,690     $8,218,374     $8,514,825     $8,877,682     $9,044,667     $9,485,754     $9,716,468

   Overage Rent                  $113,699       $104,894       $101,230       $105,593        $74,628        $40,243        $71,686
   Sales Volume (000)             $87,542       $101,501       $110,721       $119,232       $122,601       $128,900       $132,869

   Gross Rental Income:       $16,780,775    $18,593,621    $19,534,161    $20,353,256    $20,620,437    $21,392,766    $21,820,057
   --------------------       -----------    -----------    -----------    -----------    -----------    -----------    -----------
   Temporary Income              $232,875       $239,861       $247,057       $254,469       $262,103       $269,966       $278,065
   Miscellaneous Income           $70,875        $73,001        $75,191        $77,447        $79,770        $82,164        $84,628
   Vacancy/Credit Loss          ($200,860)     ($353,335)     ($566,242)     ($791,796)     ($921,364)     ($955,266)     ($974,498)
   -------------------          ----------     ----------     ----------     ----------     ----------     ----------     ---------
   Total Income:              $16,883,665    $18,553,148    $19,290,167    $19,893,376    $20,040,946    $20,789,630    $21,208,252

OPERATING EXPENSES
   EXPENSES
   Common Area Maint.          $3,069,115     $3,176,533     $3,287,712     $3,402,782     $3,521,879     $3,645,145     $3,772,725
   Real Estate Taxes           $2,738,800     $2,891,326     $3,023,501     $3,144,441     $3,270,218     $3,401,027     $3,537,068
   Utility Expense             $1,452,000     $1,481,040     $1,510,661     $1,540,874     $1,571,691     $1,603,125     $1,635,188
   Water & Sewer                  $80,667        $82,280        $83,926        $85,604        $87,316        $89,063        $90,844
   Food Court Expense            $344,958       $357,032       $369,528       $382,461       $395,848       $409,702       $424,042
   General & Administrative      $263,792       $273,024       $282,580       $292,471       $302,707       $313,302       $324,267
   Marketing Expense              $81,167        $84,008        $86,948        $89,991        $93,141        $96,401        $99,775
   Miscellaneous                  $10,146        $10,501        $10,868        $11,249        $11,643        $12,050        $12,472
   Management Fee                $277,173       $311,258       $330,580       $344,267       $347,273       $357,211       $363,107
   --------------                --------       --------       --------       --------       --------       --------       --------
   Total Expenses:             $8,317,818     $8,667,002     $8,986,304     $9,294,140     $9,601,716     $9,927,026    $10,259,488

NET OPERATING INCOME           $8,565,847     $9,886,146    $10,303,863    $10,599,236    $10,439,230    $10,862,604    $10,948,764

   Replacement Reserve            $50,000        $51,750        $53,561        $55,436        $57,376        $59,384        $61,463
   Capital Items                 $256,000       $200,000             $0             $0             $0             $0             $0
   Commissions                   $126,403       $115,020       $103,182        $36,254        $52,739        $52,529        $54,992
   Alterations                   $346,427       $253,172       $243,119        $75,904        $83,845       $106,713        $93,330
   -----------                   --------       --------       --------        -------        -------       --------        -------
   Subtotal:                     $778,830       $619,942       $399,862       $167,594       $193,960       $218,626       $209,785

NET CASH FlOW                  $7,787,017     $9,266,204     $9,904,001    $10,431,642    $10,245,270    $10,643,978    $10,738,979

===================================================================================================================================

==============================================================================================================

ANNUAL CASH FLOW REPORT                                                                   -------------------
Galleria at White Plains (White Plains, NY)                                                CAGR        CAGR
Cushman & Wakefield, Inc.           2004           2005           2006          2007      1997-06     1999-06

==============================================================================================================
OPERATING INCOME
   MINIMUM RENT
   Mall Shop Tenants         $10,780,024    $10,711,974    $10,844,678    $11,340,942       3.4%       1.6%
   Food Court Tenants         $1,040,070     $1,063,555       $958,295     $1,049,950       3.5%       2.9%
   Kiosk Tenants                $422,818       $410,603       $439,078       $455,105       2.6%       2.6%
   Anchor Tenants                $70,000        $70,000        $70,000        $70,000       0.0%       0.0%
   --------------                -------        -------        -------        -------       ----       ----
   Subtotal:                 $12,312,912    $12,256,132    $12,312,051    $12,915,997       3.4%       1.7%

   RECOVERIES
   CAM-Mall Shops             $4,191,475     $4,260,367     $4,470,561     $4,598,720       3.3%       3.2%
   CAM-Anchor Tenants           $489,913       $501,961       $494,057       $539,546       8.9%       4.9%
   TAX-Mall Shops             $3,429,502     $3,503,980     $3,675,433     $3,828,972       5.2%       4.2%
   UTL-Utility Income         $1,513,968     $1,497,803     $1,513,701     $1,521,144       1.6%       0.7%
   Fct-Food Court               $497,210       $521,050       $514,136       $576,855       5.1%       4.3%
   --------------               --------       --------       --------       --------       ----       ----
   Subtotal:                 $10,122,068    $10,285,161    $10,667,888    $11,065,237       3.9%       3.3%

   Overage Rent                  $67,235        $68,093        $87,180       $115,333      -2.9%      -2.1%
   Sales Volume (000)           $138,517       $141,392       $148,046       $151,913       6.0%       4.2%

   Gross Rental Income:      $22,502,215    $22,609,386    $23,067,119    $24,096,567       3.6%       2.4%
   --------------------      -----------    -----------    -----------    -----------       ----       ----
   Temporary Income             $286,407       $294,999       $303,849       $312,964       3.0%       3.0%
   Miscellaneous Income          $87,167        $89,782        $92,476        $95,250       3.0%       3.0%
   Vacancy/Credit Loss       ($1,005,195)   ($1,010,019)   ($1,030,617)   ($1,076,945)     19.9%       8.9%
   -------------------        -----------   ------------   ------------   ------------     -----       ----
   Total Income:             $21,870,594    $21,984,148    $22,432,827    $23,427,836       3.2%       2.2%

OPERATING EXPENSES
   EXPENSES
   Common Area Maint.         $3,904,770     $4,041,437     $4,182,887     $4,329,288       3.5%       3.5%
   Real Estate Taxes          $3,678,551     $3,825,693     $3,978,720     $4,137,869       4.2%       4.0%
   Utility Expense            $1,667,892     $1,701,249     $1,735,274     $1,769,980       2.0%       2.0%
   Water & Sewer                 $92,661        $94,514        $96,404        $98,332       2.0%       2.0%
   Food Court Expense           $438,883       $454,244       $470,143       $486,598       3.5%       3.5%
   General & Administrative     $335,617       $347,363       $359,521       $372,104       3.5%       3.5%
   Marketing Expense            $103,267       $106,881       $110,622       $114,494       3.5%       3.5%
   Miscellaneous                 $12,908        $13,360        $13,828        $14,312       3.5%       3.5%
   Management Fee               $371,404       $369,726       $371,977       $390,939       3.3%       1.7%
   --------------               --------       --------       --------       --------       ----       ----
   Total Expenses:           $10,605,953    $10,954,467    $11,319,376    $11,713,916       3.5%       3.4%

NET OPERATING INCOME         $11,264,641    $11,029,681    $11,113,451    $11,713,920       2.9%       1.1%

   Replacement Reserve           $63,614        $65,841        $68,145        $70,530       3.5%       3.5%
   Capital Items                      $0             $0             $0             $0    -100.0%    #DIV/0!
   Commissions                   $77,498        $81,535       $101,121       $203,589      -2.4%      -0.3%
   Alterations                  $126,709       $138,125       $189,387       $355,142      -6.5%      -3.5%
   -----------                  --------       --------       --------       --------       ----      -----
   Subtotal:                    $267,821       $285,501       $338,653       $629,261      -8.3%      -1.5%

NET CASH FlOW                $10,996,820    $10,744,100    $10,754,798                      3.7%       1.2%
                                                                                          -------------------
==============================================================================================================

====================================================================================================================================

RECENT LEASING ACTIVITY - Mall Shop Tenants By Size
Galleria at White Plains (White Plains, New York)
Cushman & Wakefield, Inc.

====================================================================================================================================
                                        Lease                      Initial      Initial             Final        Final    % Change
     Tenant Category                     Term         Area          Annual         Rent            Annual        Rent/     In Rent
     (By Size/Area)                     (Yrs)       (SqFt)            Rent        Sq/Ft              Rent        Sq/Ft   Over Term
====================================================================================================================================
1. Tenants < 750 sf
-------------------
     Things Rememb. (9/96)               10.0          682         $40,920       $60.00           $40,920       $60.00        0.0%
     My Favorite Muffin (12/95)           7.0          750         $46,000       $61.33           $58,000       $77.33       26.1%
     Auntie Anne's (5/94)                10.0          596         $42,000       $70.47           $48,000       $80.54       14.3%
     Game Stop (4/93)                    10.0          537         $36,000       $67.04           $46,000       $85.66       27.8%
     ----------------                    ----          ---         -------       ------           -------       ------       -----
     Subtotal:              4             9.3        2,565        $164,920       $64.30          $192,920       $75.21       17.0%
------------------------------------------------------------------------------------------------------------------------------------
2. Tenants 751-1200 sf
----------------------
     Sweet Factory (6/96)                10.0          960         $43,200       $45.00           $52,800       $55.00       22.2%
     Nails & More (2/96)                 10.0          993         $30,000       $30.21           $38,000       $38.27       26.7%
     Pilde's Optical (2/96)              10.0          884         $55,000       $62.22           $55,000       $62.22        0.0%
     Gymboree (5/95)                      5.0          979         $51,000       $52.09           $51,000       $52.09        0.0%
     Major Jewelers (9/94)               10.0        1,000         $70,000       $70.00           $75,000       $75.00        7.1%
     Tailor's Touch (4/93)               70.0        1,167         $42,012       $36.00           $46,680       $40.00       11.1%
     ---------------------               ----        -----         -------       ------           -------       ------       -----
     Subtotal:              6             8.7        5,983        $291,212       $48.67          $318,480       $53.23        9.4%
------------------------------------------------------------------------------------------------------------------------------------
3. Tenants 1201-2000 sf
-----------------------
     Candie's (9/96)                     10.0        1,256         $37,950       $30.00           $60,720       $48.00       60.0%
     Sbarro (9/96)                       10.0        1,747         $60,500       $34.63           $69,500       $39.78       14.9%
     Tru Stride (2/96)                   10.0        1,449         $52,164       $36.00           $57,960       $40.00       11.1%
     Spencer Gifts (9/94)                10.0        1,757         $66,766       $38.00           $73,794       $42.00       10.5%
     Athlete's Foot (2/94)                8.0        1,451        $120,000       $82.70          $125,000       $86.15        4.2%
     ---------------------                ---        -----        --------       ------          --------       ------        ----
     Subtotal:              5             9.6        7,669        $337,380       $43.99          $386,974       $50.46       14.7%
------------------------------------------------------------------------------------------------------------------------------------
4. Tenants 2001-3500 sf
-----------------------
     Thom McAn (2/96)                    10.0        3,011         $96,352       $32.00          $108,396       $36.00       12.5%
     This End Up (2/96)                  10.0        2,242         $85,196       $38.00           $94,164       $42.00       10.5%
     Hair Design (2/96)                  10.0        2,110        $120,000       $56.87          $120,000       $56.87        0.0%
     Footlocker (12/94)                  10.0        2,441        $120,000       $49.16          $130,000       $53.26        8.3%
     Pacific Sunwear (5/94)              10.0        2,215         $88,600       $40.00           $99,675       $45.00       12.5%
     Kay Bee Toys (6/93)                 10.0        3,322        $119,592       $36.00          $132,880       $40.00       11.1%
     Radio Shack (2/93)                  10.0        3,157         $63,140       $20.00           $78,925       $25.00       25.0%
     ------------------                  ----        -----         -------       ------           -------       ------       -----
     Subtotal:              7            10.0       18,498        $692,880       $37.46          $764,040       $41.30       10.3%
------------------------------------------------------------------------------------------------------------------------------------
5. Tenants 3501-5000 sf
-----------------------
     Child Place (2/96)                  10.0        4.577        $114,425       $25.00          $128,156       $28.00       12.0%
     Limited too (6/95)                  10.0        3,949        $126,368       $32.00          $142,164       $36.00       12.5%
     American Eagle (12/94)              10.0        3,935        $125,920       $32.00          $141,660       $36.00       12.5%
     Bombay Company (10/93)              10.0        4,052         $67,344       $16.62          $121,560       $30.00       80.5%
     Disney Store (6/93)                 10.0        3,765         $94,125       $25.00          $101,655       $27.00        8.0%
     Aeropostale (5/93)                  10.0        3,690        $114,390       $31.00          $140,220       $38.00       22.6%
     ------------------                  ----        -----        --------       ------          --------       ------       -----
     Subtotal:              6            10.0       23,968        $642,572       $26.81          $775,415       $32.35       20.7%
------------------------------------------------------------------------------------------------------------------------------------
6. Tenants 5001-15000 sf
------------------------
     Structure (9/94)                    10.0        5,709        $182,688       $32.00          $205,524       $36.00       12.5%
     The Limited (7/93)                  12.0        6,353        $222,355       $35.00          $235,061       $37.00        5.7%
     Express & Bath (11/92)              12.0        9,258        $296,288       $32.00          $333,324       $36.00       12.5%
     Victoria's Secret (11/92)           10.0        5,282        $184,870       $35.00          $195,434       $37.00        5.7%
     -------------------------           ----        -----        --------       ------          --------       ------        ----
     Subtotal:              4            11.0       26,602        $886,201       $33.31          $969,343       $36.44        9.4%
------------------------------------------------------------------------------------------------------------------------------------
7. Tenants > 15000 sf
---------------------
     Bunnie's (8/96)                     10.0       26,100        $261,000       $10.00          $261,000       $10.00        0.0%
     ---------------                     ----       ------        --------       ------          --------       ------        ----
     Subtotal               1            10.0       26,100        $261,000       $10.00          $261,000       $10.00        0.0%
====================================================================================================================================
Survey Total:              33             9.8      111,385      $3,276,165       $29.41        $3,668,172       $32.93       12.0%

Excl. Group 7:             32            11.4       85,165     $3,015,165       $35.35        $3,407,172       $39.95       13.0%
====================================================================================================================================

================================================================================
AVERAGE MALL SHOP RENT CALCULATION
Galleria at White Plains (White Plains, New York)
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------
       Suite Size         Applicable   Pro-Rata    Initial    Weighted
       Category             Sq/Ft       Share    Market Rent  Average
================================================================================
In-Line Mall Shops
   Under   -     750 SF    7,584 SF     2.88%      $60.00      $1.73
     751   -   1,200 SF   16,499 SF     6.27%      $48.00      $3.01
   1,201   -   2,000 SF   42,074 SF    16.00%      $38.00      $6.08
   2,001   -   3,500 SF   85,292 SF    32.43%      $32.00     $10.38
   3,501   -   5,000 SF   54,395 SF    20.68%      $28.00      $5.79
   5,001   -  15,000 SF   57,193 SF    21.74%      $26.00      $5.65
    Over   -  15,000 SF        0 SF     0.00%       $0.00      $0.00
================================================================================
Mall Shop average Rent:  263,037 SF   100.00%                 $32.64
================================================================================

===================================
Other Components           Sq/ft
===================================
Tenants>15,000 Sq/ft      41,551 SF
Street Level Tenants      11,100 SF
Food Court Tenants         9,693 SF
Kiosk Tenants              1,432 SF
Non-Owned Anchors        555,915 SF
===================================
Property Total           882,728 SF
===================================

================================================================================================
FOOD COURT ANALYSIS - Rent & Sales Productivity
Galleria at white Plains (White Plains, New York)
Cushman & Wakefield, Inc.
------------------------------------------------------------------------------------------------
                                           1996                  1995
                                          ------------------  -----------------------     Rent-
                      Lease     Demised    Annual   Rent Per     Annual     Sales Per     Sales
Tenant                Date       Area       Rent     Sq/Ft       Sales        Sq/Ft        Ratio
================================================================================================
Quik'N Natural       Oct-82       331     $32,000    $96.68     $214,505     $648.05      14.92%
------------------------------------------------------------------------------------------------
Manchu Wok           Dec-91       845     $58,000    $68.64     $676,083     $800.10       8.58%
------------------------------------------------------------------------------------------------
Arthur Teachers      Mar-93       561     $60,000   $106.95     $425,241     $758.01      14.11%
------------------------------------------------------------------------------------------------
Genroku              May-80     1,323     $44,982    $34.00     $289,759     $219.02      15.52%
------------------------------------------------------------------------------------------------
Bizzarre Pizza       Oct-89       607     $54,630    $90.00     $283,996     $467.87      19.24%
------------------------------------------------------------------------------------------------
Acropolis            Feb-96       519     $43,000    $82.85     $281,920     $543.20      15.25%
------------------------------------------------------------------------------------------------
Roy Rogers           Oct-89     1,200    $111,800    $93.00     $773,156     $644.30      14.43%
------------------------------------------------------------------------------------------------
JB's Texas Grill     Feb-96       472     $43,000    $91.10     $258,828     $548.36      16.61%
------------------------------------------------------------------------------------------------
Big Easy Cajun       Nov-95       414     $48,000   $115.94           --          --          --
------------------------------------------------------------------------------------------------
Everything Yogurt    Oct-89       455     $40,950    $90.00     $265,015     $582.45      15.45%
------------------------------------------------------------------------------------------------
Chowders             Oct-86       405     $38,000    $93.83     $309,256     $763.60      12.29%
------------------------------------------------------------------------------------------------
Nathan's Famous      Apr-89       968     $85,000    $87.81     $722,911     $746.81      11.76%
------------------------------------------------------------------------------------------------
McDonald's           Nov-85     1,593     $63,720    $40.00   $2,160,710   $1,356.38       2.95%
================================================================================================
Total:               13         9,693    $722,882        --   $6,661,380          --
Average:                          746     $55,606    $74.58     $555,115     $717.90      10.39%
================================================================================================
Note:  Average sales calculated using only those stores reporting full year sales.
================================================================================================

================================================================================
                                                         -----------------------
LEASE-UP/ABSORPTION PROJECTIONS                          Applicable GM
Galleria at White Plains (White Plains, New York)        Mall Shop GLA  326,813
Cushman & Wakefield, Inc.                                -----------------------
--------------------------------------------------------------------------------
Suite                     Demised        Projected      Rent Per       Projected
No.       Description      Area         Annual Rent      Sq/Ft        Lease Date
================================================================================
222     Vacant In-Line     2,036          $65,152        $32.00         Oct-96
418     Vacant In-Line     2,896          $92,672        $32.00         Oct-96
368     Vacant In-Line     3,316         $106,112        $32.00         Oct-96
453     Vacant In-Line     2,632          $84,224        $32.00         Jan-97
413     Vacant In-Line     6,624         $172,224        $26.00         Jan-97
306     Vacant In-Line     1,820          $69,160        $38.00         Apr-97
338     Vacant In-Line     3,399         $108,768        $32.00         Apr-97
405     Vacant In-Line     3,412         $109,184        $32.00         Jul-97
491     Vacant In-Line     2,042          $65,344        $32.00         Oct-97
218     Vacant In-Line       603          $36,180        $60.00         Oct-97
354     Vacant In-Line     1,794          $68,172        $38.00         Apr-98
441     Vacant In-Line     1,556          $59,128        $38.00         Apr-98
402     Vacant In-Line     1,654          $62,852        $38.00         Jul-98
486     Vacant In-Line     1,635          $62,130        $38.00         Jul-98
110     Vacant In-Line    15,451         $278,118        $18.00         Oct-98
422     Vacant In-Line     1,342          $50,996        $38.00         Apr-99
389     Vacant In-Line     2,040          $65,280        $32.00         Apr-99
346     Vacant In-Line     3,348         $107,136        $32.00         Apr-99
421     Vacant In-Line       794          $38,112        $48.00         Jul-99
465     Vacant In-Line     2,498          $79,936        $32.00         Jul-99
================================================================================
        Survey Total:     60,892       $1,780,880        $29.25
        Vacancy Rate:     18.63%
================================================================================

====================================================================================================================================

COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    Year       No.      Total          Shop        Budgeted         Expense
 No.  Area Location            State   Year     Built    Stories     GLA            GLA       CAM Expense      Per Sq/Ft    Location
====================================================================================================================================
  1  Saratoga County MSA        NY     1995   1990/91/93    1       656,501       256,668      $1,900,000        $7.40      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  2  Syracuse MSA               NY     1995   1954/96       2     1,035,525       410,818      $2,750,000        $6.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  3  Syracuse MSA               NY     1995   1988/94       1       776,571       311,557      $2,100,000        $6.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  4  Rochester MSA              NY     1995   1967/93       2     1,533,574       495,040      $3,265,000        $6.60      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  5  Jefferson County MSA       NY     1995   1986/93       1       635,765       209,873        $922,000        $4.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  6  Buffalo MSA                NY     1996   1985/89       1       753,105       285,771      $1,665,000        $5.83      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  7  White Plains MSA           NY     1995   1980/93       4       882,689       326,774      $3,190,000        $9.76      Urban
------------------------------------------------------------------------------------------------------------------------------------
  8  Fairfield County MSA       CT     1995   1986/91       2     1,270,146       499,868      $3,583,000        $7.17      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  9  Meriden MSA                CT     1994   1971/94       2       711,626       292,877      $2,550,000        $8.71      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 10  Worcester County MSA       MA     1996   1971/87       1       445,875       182,372      $1,410,000        $7.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 11  Boston MSA                 MA     1995   1980/93       1       322,120       155,080      $1,600,000       $10.32      Urban
------------------------------------------------------------------------------------------------------------------------------------
 12  Bristol County MSA         MA     1995   1992          2     1,005,595       349,107      $2,055,000        $5.89      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 13  Bristol County MSA         MA     1995   1987/89       2       967,363       374,630      $2,762,000        $7.37      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 14  Essex County MSA           MA     1995   1993/94       2       863,344       329,065      $2,315,000        $7.04      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 15  Kingston MSA               MA     1994   1989/92       1       771,007       295,562      $1,682,000        $5.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 16  Burlington MSA             VT     1995   1979/89/92    1       490,424       185,398      $1,000,000        $5.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 17  Bucks County MSA           PA     1995   1968/75       1       348,309       305,212      $1,824,000        $5.98      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 18  Westminster MSA            MD     1995   1987/94       1       524,964       193,557      $1,350,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 19  Washington-Baltimore       MD     1995   1979/93       2       661,639       245,217      $1,880,000        $7.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 20  Baltimore MSA              MD     1995   1956/91       1       863,376       242,376      $1,940,000        $8.00      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 21  Prince William Cty. MSA    VA     1995   1972/96       1       716,796       278,494      $1,600,000        $5.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 22  Arlington MSA              VA     1994   1986          4       491,057       222,800      $1,930,000        $8.66      Urban
------------------------------------------------------------------------------------------------------------------------------------
 23  Chicago/DuPage County      IL     1995   1962/91       1     2,012,865       830,287      $5,790,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 24  Chicago/DuPage County      IL     1995   1975/96       2     1,477,103       569,926      $4,928,000        $8.65      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 25  Chicago/Cook County        IL     1995   1976/94       2     1,251,294       499,999      $4,176,000        $8.35      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 26  Vernon Hills MSA           IL     1995   1973/89       2     1,063,706       503,480      $2,500,000        $4.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 27  Bloomingdale MSA           IL     1995   1981/88/91    2     1,292,186       427,609      $2,030,000        $4.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 28  Minneapolis MSA            MN     1995   1962/94       1       982,228       201,561      $1,950,000        $9.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 29  Milwaukee MSA              WN     1995   1972          1     1,014,851       395,598      $2,420,000        $6.12      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 30  Milwaukee MSA              WN     1995   1970          1     1,257,676       371,420      $2,700,000        $7.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 31  Genesee County MSA         MI     1995   1980/93       1       451,036       230,625        $902,000        $3.91      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 32  Louisville/Clark County    IN     1995   1990          1       750,343       306,059      $1,676,000        $5.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 33  Indianapolis MSA           IN     1995   1966/87       1     1,239,059       260,359      $1,431,000        $5.50      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 34  Tampa MSA                  FL     1995   1995          1       977,047       359,579      $1,980,000        $5.51      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 35  Plantation MSA             FL     1995   1979/93       1     1,004,061       282,952      $1,829,000        $6.46      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 36  Miami MSA                  FL     1995   1982          1     1,120,827       290,385      $1,820,000        $6.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 37  Coral Springs MSA          FL     1995   1984/96       1     1,171,127       293,183      $1,700,000        $5.80      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 38  North/Central Kansas       KS     1995   1987/90       1       400,307       185,324        $830,000        $4.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 39  Amarillo MSA               TX     1995   1982/86       1       889,508       316,190      $1,180,000        $3.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 40  Las Vegas MSA              NV     1995   1992          1       241,580       241,580      $3,190,000       $13.20      Urban
------------------------------------------------------------------------------------------------------------------------------------
 41  Las Vegas MSA              NV     1994   1981/93       2       819,374       286,936      $2,455,000        $8.56      Urban
------------------------------------------------------------------------------------------------------------------------------------
 42  Knoxville MSA              TN     1995   1972/94       1     1,333,018       382,150      $1,810,000        $4.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 43  Nashville MSA              TN     1995   1990          2       716,462       373,662      $2,280,000        $6.10      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 44  Riverside County MSA       CA     1995   1970/91       1     1,044,536       411,640      $3,000,000        $7.29      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 45  Seattle MSA                WA     1995   1979/95       1     1,012,754       311,019      $1,400,000        $4.50      Suburban
====================================================================================================================================
     Survey Mean:                                                   894,452       328,436      $2,205,556        $6.76
====================================================================================================================================

==================================================================================================================================
OPERATING EXPENSE STATISTICS
Cushman & Wakefield, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                              ULI            ULI            ULI            ULI      ULI      ULI      ULI      ULI           ICSC
                              ---            ---            ---            ---      ---      ---      ---      ---           ----
                   Super-Regional Super-Regional Super-Regional Super-Regional Regional Regional Regional Regional Enclosed Malls
                         centers/       centers/       centers/       centers/ centers/ centers/ centers/ centers/            U.S.
                             U.S.           U.S.           East           East      U.S.    U.S.     East     East           Total
                          Average        Median         Average         Median  Average  Median   Average   Median          Survey
==================================================================================================================================
Property Profile
   Total CIA:             999,544     1,009,585         935,436        937,742  582,893  579,154  644,794  676,000         744,050
   Total Owned CIA:       563,889       535,272         531,461        463,976  461,822  435,855  512,183  446,114         441,394
   Shop Sales/sf':        $203.09       $198.93         $220.64        $163.81  $178.16  $183.54  $204.96  $183.05         $222.04


Operating Income
   Minimum Rent:           $16.30        $16.79          $17.14         $18.17   $12.05   $11.33   $13.62   $11.99          $17.60
   Overage Rent:            $1.14         $1.04           $1.40          $1.25    $0.86    $0.76    $0.92    $1.00               -
   CAM Charges:             $4.86         $4.60           $5.01          $4.70    $3.34    $3.23    $4.33    $4.02           $5.73
   Property Taxes:          $1.72         $1.54           $1.79          $1.52    $1.13    $1.06    $1.62    $1.32           $1.84
   Insurance:               $0.11         $0.06           $0.13          $0.14    $0.09    $0.08    $0.13    $0.05           $0.15
   Utilities:               $1.74         $1.84           $2.36          $2.43    $1.55    $1.18    $1.35    $0.65           $0.73
   Other:                   $1.15         $0.62           $1.24          $0.53    $0.42    30.37    $0.28    $0.34           $0.28
   ------                   -----         -----           -----          -----    -----    -----    -----    -----           -----
   Total Income:           $27.32        $27.32          $29.08         $28.69   $19.38   $18.38   $23.26   $22.26          $27.60

Operating Expenses
   Total Maintenance**:     $4.50         $4.45           $4.85          $4.67    $3.43    $3.16    $4.11    $3.50           $4.33
   Real Estate taxes:       $1.86         $1.55           $2.04          $1.51    $1.27    $1.16    $1.75    $1.19           $2.31
   Insurance:               $0.32         $0.28           $0.40          $0.29    $0.26    $0.23    $0.30    $0.26           $0.37
   Advertising:             $0.60         $0.44           $0.83          $0.61    $0.56    $0.46    $0.64    $0.35           $1.18
   Administrative***:       $0.87         $0.74           $0.82          $0.71    $0.93    $0.82    $0.96    $0.80           $1.05
   Management Fee:          $0.63         30.59           $0.61          $0.55    $0.46    $0.39    $0.53    $0.42           $0.75
   ---------------          -----         -----           -----          -----    -----    -----    -----    -----           -----
   Total Expenses:          $9.26         $6.87           $9.84          $8.47    $7.36    $8.83    $8.89    $7.38          $11.06

  OER:                      33.9%         32.5%           33.8%          29.6%    37.0%    34.9%    38.2%    33.2%           40.1%

Net Operating Income       $17.63        $17.12          $18.72         $17.01   $12.02   $10.85   $14.33    $13.28         $18.26


============================================================================================================
                                                                        Regional & Super-Regional Malls
                                                                                                   East
------------------------------------------------------------------------------------------------------------
                                 ICSC             ICSC           ICSC            ICSC              ICSC
                                 ----             ----           ----            ----              ----
                       Enclosed Malls   Enclosed Malls Enclosed Malls  Enclosed Malls.  Enclosed Malls.
                                 U.S.             U.S.            U.S.            East             East
                             500,000-         800,000-            Over          Median           Median
                            799,999sf        999,999sf     1,000,000sf      <800,000sf       >800,000sf
============================================================================================================
Property Profile
   Total CIA:                 617,499          900,813       1,146,133         324,816          988,503
   Total Owned CIA:           460,399          515,392         575,309         280,740          835.789
   Shop Sales/sf':            $201.55          $259.74         $255.55         $161.96          $251.73
   Anchor Sales/sf:           $145.82          $184.98         $171.34         $160.49          $174.86

Operating Income
   Minimum Rent:               $15.38           $19.85          $21.60          $16.32           $22.97
   Overage Rent:                   --               --              --              --               --
   CAM Charges:                 $5.45             $823           $7.24           $4.28            $7.96
   Property Taxes:              $1.14            $2.76           $2.82           $1.63             $3A5
   Insurance:                   $0.17            $0.19           $0.13           $0.13            $0.15
   Utilities:                   $1.56            $0.78           $1.08           $0.40            $1.05
   Other:                       $0.22            $0.38           $0.39           $0.10            $0.54
   ------                       -----            -----           -----           -----            -----
   Total Income:               $26.22           $32.90          $36.06          $21.81           $39.42

Operating Expenses
   Total Maintenance**          $4.65            $5.45           $5.52           $3.27            $6.11
   Real Estate taxes:           $1.82            $3.32           $3.30           $2.37            $3.95
   Insurance:                   $0.34            $0.42           $0.43           $0.39            $0.43
   Advertising:                 $1.04            $1.37           $1.81           $0.77            $1.37
   Administrative***:           $1.02            $1.21           $1.29           $0.83            $1.51
   Management Fee:              $0.65            $0.91           30.95           $0.51            $1.06
   ---------------              -----            -----           -----           -----            -----
   Total Expenses:             $10.60           $12.66          $13.66          $10.09           $16.69

  OER:                          40.0%            38.4%            37.9%          46.7%            39.5%

Net Operating Income           $14.55           $19.31           $21.19          $1433           $24.27

----------
*    Average sales Include all mall shop tenants.
**   CAM expenses Include repairs & maintenance, utilities, and security.
*** Management fees & bad debt allowances have teen deducted from administrative costs. Management has been shown separately.

Source: Urban Land Institute "Dollars & Cents" (1995); International Council of Shopping Centers "The Score" (1996).
(Because the data are means/medians dated amounts do not add to totals)

================================================================================

=================================================================================================================================
                                                                                 ----------------------------------------------
REIMBURSABLE EXPENSE ANALYSIS                                                    Gross Leasable Area:                   326,813
White Plains Galleria (White Plains, New York)                                   (Mall Shops Food Court Kiosks)
Cushman & Wakefield, Inc.                                                        ----------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                    Actual                  Actual                  Projected                Budget
                                     1993                    1994                      1995                    1996
=================================================================================================================================
OPERATING EXPENSES
   Advertising/Promotion             $4,007     $0.01         $6,193     $0.02         $1,040     $0.00         $1,040     $0.00
   Administrative                   $77,753     $0.24       $118,539     $0.36        $75,635     $0.23        $69,800     $0.21
   Janitorial Cleaning             $987,623     $3.02       $992,969     $3.04     $1,127,000     $3.45     $1,128,000     $3.45
   Building Renovation:              $3,113     $0.01        $20,797     $0.06        $13,680     $0.04        $13,680     $0.04
   Lawn Maintenance:                $18,927     $0.06       $108,677     $0.33        $60,800     $0.19        $60,800     $0.19
   Security:                       $721,695     $2.21       $717,815     $2.20       $806,344     $2.47       $805,800     $2.47
   Rubbish Removal                  $32,838     $0.10        $34,242     $0.10        $30,252     $0.09        $34,200     $0.10
   Snow Removal                        $544     $0.00         $1,916     $0.01         $2,000     $0.01         $2,000     $0.01
   Parking Lot                     $300,000     $0.92       $201,056     $0.62       $100,000     $0.31         $2,000     $0.01
   Building Maint/Repair:        $1,019,309     $3.12     $1,185,142     $3.63     $1,280,147     $3.92     $1,246,389     $3.81
   Payroll Salary Bonus            $276,284     $0.85       $206,881     $0.63       $228,380     $0.70       $235,672     $0.72
   Payroll Tax Insurance-           $44,838     $0.14        $46,359     $0.14        $45,676     $0.14        $47,137     $0.14
   Other Operating                 $128,108     $0.39       $126,925     $0.39       $133,908     $0.41       $108,236     $0.33
   General Insurance               $178,424     $0.55       $177,212     $0.54       $184,761     $0.57       $184,761     $0.57
   Professional Services           $469,651     $1.44       $209,220     $0.64        $87,400     $0.27        $96,514     $0.30
   Utility-Electric              $1,080,613     $3.31     $1,020,628     $3.12     $1,039,256     $3.18     $1,039,256     $3.18
      -Gas/Fuel                     $55,911     $0.17        $56,749     $0.17        $80,902     $0.25        $80,902     $0.25
      -Water/Sewer                 $119,450     $0.37        $58,688     $0.18        $94,800     $0.29        $96,720     $0.30
   Rest Estate taxes:            $2,191,652     $6.71     $2,367,435     $7.24     $2,504,654     $7.66     $2,631,484     $8.05
   Miscellaneous-                        $0     $0.00         $1,528     $0.00             $0     $0.00             $0     $0.00
   Management Fees:                 $298819     $0.91       $438.845     $1.34       $395,834     $1.21       $381,295     $1.17
   ----------------                 -------     -----       --------     -----        -------     -----       --------     -----
   Total Expenses:               $8,009,667    $24.61     $9,097,916    $24.78     $9,292,469    $25.37     $6,265,686    $26.29
=================================================================================================================================
Reimbursable Expense*
   Common Area Maintenance**     $2,962,585               $3,028,643               $3,120,006               $3,024,360
   Central Plant utilities       $1,418,545               $1,440,649               $1,522,030               $1,440,346
   Water/Sewer                      $88,871                  $43,664                  $70,531                  $78,800
   Food Court                      $262,144                 $254,863                 $291,349                 $341,220
   Real Estate Taxes             $2 191.652               $2.367.435               $2.504 654               $2,631,484
   -----------------             ----------               ----------               ----------               ----------
   Subtotal:                     $8,923,797               $7,135,253               $7,508,570               $7,616,210

Nonreimbursable Expense**
   Administrative.                 $786,942                 $522,190                 $388,066                 $368,181
   Management                      $298,819                 $438,645                 $395,834                 $381,295
   Miscellaneous:                        $0                   $1.528                       $0                       $0
   --------------                        --                   ------                       --                       --
   Subtotal:                     $1,065,761                 $962,663                 $783,900                 $749,476

Total Expense                    $8,009,568               $8,097,817               $8,292,470               $6,265,666
=================================================================================================================================
*  Based upon allocations budget.
** Does not include amortization/depreciation pass-through.
=================================================================================================================================

=================================================================================================================================
SENSITIVITY ANALYSIS
Galleria (White Plains, New York)        1             2             3             4             5             6             7
Cushman & Wakefield, Inc.             1997          1998          1999          2000          2001          2002          2003
=================================================================================================================================
   Effective Gross Income:     $16,883,885   $18,553,148   $19,290,187   $19,893,378   $20,040,946   $20,789,630   $21,208,252
   Operating Expenses:          $8,317,818    $8,667,002    $8,986,304    $9,294,140    $9,601,716    $9,927,026   $10,259,468
   Net Operating Income:        $8,565,847    $9,886,148   $10,303,883   $10,599,238   $10,439,230   $10,862,804   $10,948,784
   Net Cash Flow:               $7,787,017    $9,288,204    $9,904,001   $10,4316842   $10,245,270   $10,643,978   $10,738,979
   Property Value:             $99,000,000


   Net Sales Price:           $101,533,391  $105,823,458  $108,857,018  $107,213,714  $111,561,879  $112,446,765  $115,690,908
   Net Cash Flow:               $7,787,017    $9,266,204    $9,904,001   $10,431,642   $10,245,270   $10,643,978   $10,738,979
    -NOI Return:                     8.65%         9.99%        10.41%        10.71%        10.54%        10.97%        11.06%
    -Cash-On-Cash Return:            7.87%         9.38%        10.00%        10.54%        10.35%        10.75%        10.85%

   Discounted Income Steam
   Discounted Sales Price:     $91,265,970   $85,503,109   $79,059,921   $69,992,299   $65,465,987   $59,312,585   $54,852,837
   Discounted Cash Flow:        $6,999,566    $7,486,896    $7,193,009    $6,810,086    $6,012,060    $5,614,406    $5,091,701
   Net Present Value:          $98,265,536   $99,989,572  $100,739,392   $98,481,857   $99,967,605   $99,428,608  $100,060,561


=================================================================================================================
                                                                                      ------------------
                                    8             9            10           11        CAGR       CAGR
                                    2004          2005          2006         2007     1997-08    1999-08
=================================================================================================================
   Effective Gross Income:   $21,870,594   $21,984,148   $22,432,827  $23,427,838       3.2%       2.2%
   Operating Expenses:       $10,605,953   $10,954,467   $11,319,376  $11,713,918       3.5%       3.4%
   Net Operating Income:     $11,264,641   $11,029,681   $11,113,451  $11,713,920       2.9%       1.1%
   Net Cash Flow:            $10,998,820   $10,744,180   $10,754,798                    3.7%       1.2%
   Property Value:                                      $120,306,124                    2.2%
                                                                                      ------------------
                                                                                      ------------------
   Net Sales Price:         $113,277,805  $114,138,145  $120,305,124                   Average Returns
   Net Cash Flow:           $10,996,820    $10,744,180   $10,754,798                   Over Holding Period
    -NOI Return:                 11.38%         11.14%        11.23%                   NOI          10.6%
    -Cash-On-Cash Return:        11.11%         10.85%        10.88%                   Cash         10.3%

   Discounted Income Steam                                                             Yield Composition
   Discounted Sales Price:  $48,277,488     $43,725,082  $41,427,042                   Revision     41.8%
   Discounted Cash Flow:     $4,686,698      $4,115,979   $3,703,412                   Cash Flow    58.2%
   Net Present Value:       $98,171,911     $97,735,483  $99,140,858                   Total Value 100.0%
                                                                                      ------------------

  =================================================================================================
   ASSUMPTIONS & CONCLUSIONS
  =================================================================================================
   Value Range:                                   Low                  High              Conclusion
   Discount Rate:                               11.76%                11.00%               11.26%
   Terminal Cap Rate:                            9.50%                 8.75%                9.25%
  =================================================================================================
   Value Range/conclusion:                 $95,038,389          $103,143,017          $99,000,000
  -------------------------------------------------------------------------------------------------
     - Going-In Cap Rate:                        9.01%                 8.30%                8.65%
  -------------------------------------------------------------------------------------------------
     - Price/sf Owned GLA:                     $290.80               $315.60              $302.93
  -------------------------------------------------------------------------------------------------
     - Price/sf Mall Shop GLA:                 $290.80               $315.60              $302.93
  =================================================================================================

  =================================================================================================
   SALE-YIELD MATRIX
  =================================================================================================
      Net Reversion         Terminal                           Discount Rate (IRR)
      Cost of sale:     Capitalitization   --------------------------------------------------------
          5.00%              Rate              11.00%         11.25%         11.50%        11.75%
  =================================================================================================
       $127,179,703          8.75%         $103,143,017   $101,508,115    $99,908,137   $98,342,216
  -------------------------------------------------------------------------------------------------
       $123,646,933          9.00%         $101,898,831   $100,291,607    $98,718,631   $97,179,055
  -------------------------------------------------------------------------------------------------
       $120,305,124          9.25%         $100,721,898    $99,140,856    $97,593,422   $96,078,767
  -------------------------------------------------------------------------------------------------
       $117,139,200          9.50%     $     99,606,908    $98,050,670    $96,527,435   $95,038,389
  =================================================================================================